UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

Larimar Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36510	20-3857670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Bala Plaza East
Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 511-9056

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2024, Larimar Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. As of April 1, 2024, the record date for the Annual Meeting, there were 63,800,017 outstanding shares of the Company’s common stock, par value $0.001 per share, entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 29, 2024.

Proposal 1 – Election of Class I Directors. Jonathan Leff and Jeffrey W. Sherman, M.D., FACP were elected to the Board of Directors of the Company as Class I directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors, if any, are duly elected and qualified or appointed, or their earlier death, resignation, or removal, as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jonathan Leff	40,728,411	10,501,069	8,332,013
Jeffrey W. Sherman, M.D., FACP	51,056,220	173,260	8,332,013

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers in 2023. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2023, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,754,088	2,352,496	122,896	8,332,013

Proposal 3 – Ratification of Independent Registered Public Accountant. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,557,743	2,735	1,015	0

Proposal 4 – Approval of an amendment to the Ninth Amended and Restated Certificate of Incorporation, as amended. The stockholders approved an amendment to the Company’s Ninth Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,900,686	279,976	48,818	8,332,013

Proposal 5 – Approval of an adjournment of the Annual Meeting. The stockholders approved an adjournment of the Annual Meeting to the extent there were insufficient votes to approve Proposal 4, but such an adjournment was not necessary in light of the approval of Proposal 4 at the Annual Meeting. The voting results for the adjournment proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,740,706	1,484,543	4,231	8,332,013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Larimar Therapeutics, Inc.

Date:	May 31, 2024	By:	/s/ Carole S. Ben-Maimon, M.D.
Name: Carole S. Ben-Maimon, M.D. Title: President and Chief Executive Officer